Ivy Money Market Fund

Summary Prospectus   |   July 31, 2013

Share Class (Ticker):    Class A Shares (WRAXX), Class B Shares (WRBXX), Class C Shares (WRCXX), Class E Shares (IVEXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2013 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide current income consistent with maintaining liquidity and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None		5.00%	[1]	1.00%	[1]	None
Maximum Account Fee	None	[2]	None	[2]	None	[2]	$20	[2]

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	1.00%	1.00%	None
Other Expenses	0.27%	0.30%	0.25%	0.35%
Total Annual Fund Operating Expenses	0.67%	1.70%	1.65%	0.75%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within twelve months of purchase.

[2]

With limited exceptions, for Class A, Class B and Class C shares, if your account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed at the close of business on December 10, 2013, and on the second Tuesday of September each year thereafter.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$68	$214	$373	$835
Class B	573	836	1,023	1,734
Class C	168	520	897	1,955
Class E	97	300	517	1,130

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$68	$214	$373	$835
Class B	173	536	923	1,734
Class C	168	520	897	1,955
Class E	97	300	517	1,130

Principal Investment Strategies

Ivy Money Market Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a nationally recognized statistical rating organizations (NRSROs) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by IICO to be of comparable quality to such securities), not more than 45 calendar days.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity and yield, and as well the industry sector of the issuer of the security.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Amortized Cost Risk. In the event that the Board of Trustees (Board) determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Money Market Fund Regulatory Risk. As a money market fund, the Fund is subject to the specific rules governing money market funds and is subject to regulation by the Securities and Exchange Commission (SEC). Government agencies, including the SEC in particular, continue to evaluate the rules governing money market funds. It is possible that changes to the rules governing money market funds could significantly affect the money market fund industry generally and, therefore, the operation or performance of the Fund.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund).

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s most recent 7-day yield.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 1.20% (the fourth quarter of 2006) and the lowest quarterly return was 0.00% (the second and third quarters of 2010 and the first, second, third and fourth quarters of 2011 and the first, second, third and fourth quarters of 2012). As of December 31, 2012, the 7-day yield was equal to 0.02%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented. The Class A return for the year through June 30, 2013 was 0.01%.

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years (or Life of Class)
Class A	0.02%	0.60%	1.53%
Class B (Class B and C shares of the Fund are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.)	-3.98%	0.11%	0.96%
Class C (Class B and C shares of the Fund are not available for direct investments. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund.)	0.02%	0.32%	0.97%
Class E (began on 04-02-2007)	0.02%	0.56%	1.06%

Index	1 Year	5 Years	10 Years
Lipper Money Market Funds Universe Average (net of fees and expenses)	0.02%	0.47%	1.45%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mira Stevovich, Vice President of IICO, has managed the Fund since June 2000.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. Class B and Class C shares of the Fund are not available for direct investment. However, you may continue to exchange into these classes from Class B or Class C shares of another Ivy Fund. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, may reduce or waive the minimums in some cases:

For Class A, Class B, Class C and Class E:
To Open an Account	$500	*
For accounts opened with Automatic Investment Service (AIS)	$50	*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25	*

*	Effective January 1, 2014, for Class A, Class B, Class C or Class E shares, the minimum amount to open an account will increase to $750 from $500, the minimum amount to open an account with AIS will increase to $150 from $50, and the minimum amount to add to an AIS account will increase to $50 from $25.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-WRAXX